                                                                  EXHIBIT 10.8.7


                                                                  CONFORMED COPY


     SIXTH AMENDMENT, dated as of April 7, 1999 (this "Amendment"), to the
                                                       ---------
Credit Agreement, dated as of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELECORP
                                           ----------------
PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions and entities
 --------
from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK,
                                        -------
as administrative agent (the "Administrative Agent") for the Lenders.
                              --------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendment to the Credit Agreement.  Section 6.13(a) of the Credit
              ----------------------------------
Agreement is hereby amended by deleting the amount "$30,000,000" immediately before the semicolon at the end thereof and substituting therefor "$33,000,000 at any one time outstanding".

          3.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.  Representations and Warranties.  The Borrower hereby represents
              -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders.

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel relating to this Amendment as it may reasonably request in form reasonably satisfactory to its counsel.

          (c) The Administrative Agent shall have received proof, reasonably satisfactory to it, that the Equity Commitments shall have been increased to $30,000,000.

          6.  Expenses.  The Borrower agrees to reimburse the Administrative
              ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          7.  Governing Law; Counterparts.  (a) This Amendment and the rights
              ----------------------------
and obligations of the parties
hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   TELECORP, PCS, INC.

                                       by
                                             /s/ Thomas H. Sullivan
                                          -------------------------------
                                          Name:  Thomas H. Sullivan
                                          Title: CFO

                                   THE CHASE MANHATTAN BANK,

                                       by
                                             /s/ William E. Rottino
                                          -------------------------------
                                          Name:  William E. Rottino
                                          Title: Vice President

                                   THE BANK OF NEW YORK,

                                       by
                                             /s/ Gerry Granovksy
                                          -------------------------------
                                          Name:  Gerry Granovsky
                                          Title: Vice President

                                   BANK OF TOKYO MITSUBISHI TRUST
                                   COMPANY,

                                       by
                                             /s/ Michael Deadder
                                          -------------------------------
                                          Name:  Michael Deadder
                                          Title: Vice President

                                   BANKBOSTON, N.A.,

                                     by
                                           /s/ Jonathan D. Sharkey
                                        ---------------------------------
                                            Name:  Jonathan D. Sharkey
                                            Title: Vice President


                                   BANKERS TRUST COMPANY,

                                        by
                                             /s/ Gregory Shefrin
                                        ---------------------------------
                                            Name:  Gregory Shefrin
                                            Title: Principal


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, by CIBC Oppenheimer
                                        Corp., as Agent,

                                        by
                                            /s/ Christine Harrigan
                                        ---------------------------------
                                            Name:  Christine Harrigan
                                            Title: Executive Director


                                        THE CIT GROUP/EQUIPMENT
                                        FINANCING, INC.

                                        by
                                            /s/ J.E. Palmer
                                        ---------------------------------
                                            Name:  J.E. Palmer
                                            Title: Assistant Vice President


                                        CAPTIVA III FINANCE, LTD., as
                                        advised by Pacific Investment
                                        Management Company,

                                        by
                                         /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                            Name:
                                            Title:

                                        DELANO COMPANY, by Pacific
                                        Investment Management
                                        Company as its Investment Advisor,

                                        by
                                         /s/ [ILLEGIBLE SIGNATURE]
                                        ---------------------------------
                                            Name:
                                            Title:



                                        FLEET NATIONAL BANK,

                                        by
                                            /s/ William Weiss
                                        ---------------------------------
                                            Name:  William Weiss
                                            Title: Assistant Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION,

                                        by
                                            /s/ Mark F. Mylon
                                        ---------------------------------
                                            Name:  Mark F. Mylon
                                            Title: Manager-Operations


                                        KZH APPALOOSA LLC,

                                        by
                                            /s/ Virginia Conway
                                        ---------------------------------
                                            Name:  Virginia Conway
                                            Title: Authorized Agent


                                        KZH IV LLC,

                                        by
                                            /s/ Virginia Conway
                                        ---------------------------------
                                            Name:  Virginia Conway
                                            Title: Authorized Agent

                                        KZH PAMCO LLC,

                                        by
                                            /s/ Virginia Conway
                                          -------------------------------
                                            Name:  Virginia Conway
                                            Title: Authorized Agent


                                        PAMCO CAYMAN LTD., by Highland
                                        Capital Management, L.P., as
                                        Collateral Manager,

                                        by
                                            /s/ Mark K. Okada
                                        ---------------------------------
                                            Name:  Mark K. Okada, CFA
                                            Title: Executive Vice President


                                        SYNDICATED LOAN FUNDING TRUST,
                                        by Lehman Commercial Paper
                                        Inc., not in its individual
                                        capacity but solely as Asset
                                        Manager,

                                        by
                                            /s/ Michele Swanson
                                        ---------------------------------
                                            Name:  Michele Swanson
                                            Title: Authorized Signatory


                                        LEHMAN COMMERCIAL PAPER INC.

                                        by
                                            /s/ Michele Swanson
                                        ---------------------------------
                                            Name:  Michele Swanson
                                            Title: Authorized Signatory


                                        TORONTO DOMINION [TEXAS], INC.,

                                        by
                                           /s/ Anne C. Favoriti
                                        ---------------------------------
                                            Name:  Anne C. Favoriti
                                            Title: Vice President

                                        VAN KAMPEN PRIME RATE INCOME
                                        TRUST,

                                        by
                                            /s/ Jeffrey W. Maillet
                                        ---------------------------------
                                            Name:  Jeffrey W. Maillet
                                            Title: Senior Vice President &
                                                   Director


                                        VAN KAMPEN SENIOR FLOATING RATE FUND,

                                        by
                                            /s/ Jeffrey W. Maillet
                                        ---------------------------------
                                            Name:  Jeffrey W. Maillet
                                            Title: Senior Vice President &
                                                   Director


                                        VAN KAMPEN SENIOR INCOME TRUST,

                                        by
                                            /s/ Jeffrey W. Maillet
                                        ---------------------------------
                                            Name:  Jeffrey W. Maillet
                                            Title: Senior Vice President &
                                                   Director

                                        MOUNTAIN CLO TRUST,

                                        by
                                            /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                              Name:
                                              Title:


                                        FRANKLIN FLOATING RATE TRUST,

                                        by
                                            /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------

                                              Name:
                                              Title:


                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK,

                                        by
                                           /s/ Gery Sampere
                                        ---------------------------------
                                              Name:  Gery Sampere
                                              Title: Vice President


                                        DEBT STRATEGIES FUND, INC.

                                        by
                                             /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                              Name:
                                              Title:



                                        MERRILL LYNCH ASSET MANAGEMENT,

                                        by
                                             /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                              Name:
                                              Title:


                                        MERRILL LYNCH PRIME RATE
                                        PORTFOLIO, INC.,
                                        by
                                             /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                              Name:
                                              Title:


                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.,

                                        by
                                             /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                              Name:
                                              Title:

                                        SENIOR HIGH INCOME PORTFOLIO, INC.,

                                        by
                                           /s/ [SIGNATURE ILLEGIBLE]
                                        ----------------------------------
                                              Name:
                                              Title: